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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                                February 8, 1999



                          WESTERN WIRELESS CORPORATION
                    -----------------------------------------
                    (Exact Name of Registrant as Specified in
                                    Charter)


                                   Washington
                    -----------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               000-28160                                  91-1638901
         (Commission File Number)            (IRS Employer Identification No.)


                         3650 131st Avenue SE, Suite 400
                               Bellevue, WA 98006
                    -----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On February 8, 1999, Western Wireless Corporation issued the following press release:

FOR  IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT:
Investment Community:                              Media:
Ken Prussing                                       John Snyder
Western Wireless Corporation                       The Snyder Buscher Group
(425) 586-8072                                     (206) 652-9704
ken.prussing@wwireless.com                         jsnyder@sbgir.com

   WESTERN WIRELESS RECEIVES FAVORABLE INTERNAL REVENUE SERVICE LETTER RULING
                  - BOARD OF DIRECTORS AUTHORIZES TRANSACTION -

    BELLEVUE, Wash. (February 8, 1999) -- Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of cellular and personal communications services
(PCS), announced today it had received a favorable ruling from the Internal Revenue Service regarding the tax free nature of a potential spin off of its
80.1 percent ownership of VoiceStream(R) Wireless Corporation. On February 5, 1999 the Board of Directors of Western Wireless approved such a spin off transaction and authorized the management of the company to effectuate the transaction. Completion of the spin off transaction is subject to conditions including receipt of certain third party consents and the review of filings by the Securities and Exchange Commission. It is anticipated that the spin off transaction will be completed during the second quarter of 1999.

    "We are excited by the prospect of creating two independent companies as a result of the structural separation, both of which are among the fastest growing wireless businesses in the United States" said John Stanton, chairman and chief executive officer of Western Wireless. "I am extremely proud of the team, who in a few short years have built VoiceStream Wireless from scratch, while at the same time maintaining a leadership position in subscriber and cash flow growth in our domestic Western Wireless cellular business and creating our Western Wireless international business. This split is a testament to the quality of individuals who work for both of these companies. The teams at Western Wireless and VoiceStream Wireless understand that the creation of shareholder value is best done by focusing on taking care of our customers."

    Based in Bellevue, Wash., Western Wireless Corp. is a leading provider of wireless communications services in the western United States. It currently offers cellular service


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marketed under the Cellular One(R) name in 17 western states. Marketed under the
VoiceStream name, Western Wireless provides PCS service using the globally dominant GSM technology in ten U.S. markets. In conjunction with joint ventures Western Wireless provides VoiceStream PCS service in two additional markets. Western Wireless' combined cellular and PCS licenses, along with its joint ventures, cover 59 percent of the land in the continental United States.


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTERN WIRELESS CORPORATION

                                       Dated:  February 8, 1999

                                       By /s/ Alan R. Bender
                                          --------------------------------------
                                       Alan R. Bender
                                       Senior Vice President and
                                       General Counsel